Exhibit 99.1

Investor Presentation November 2015

Care Capital Properties The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from those projected, anticipated or implied in the forward-looking statements. Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of Company management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. Factors that could cause actual results or events to differ materially from those anticipated are described in Amendment No. 3 to the Company’s Registration Statement on Form 10 under the heading “Risk Factors.” This presentation contains forward-looking statements regarding the Company’s expected future financial condition, results of operations, cash flows, funds from operations, business strategies, operating metrics, competitive positions, growth opportunities and other matters. Forward-Looking Statements The words “believe”, “expect”, “anticipate”, “intend”, “may”, “could”, “should”, “will”, and other similar expressions, generally identify such forward-looking statements, which speak only as of the date of this presentation. 2

Table Of Contents 3 4 5 15 22 27 33 37 39 Current Highlights Company Overview Industry Fundamentals Portfolio Overview Growth Platform Financial Profile Conclusion Appendix

4 First Acquisition Closed During Q3 $210 million with existing relationship Senior Care Centers 8%+ Overall Yield Investment Grade Ratings Received Moody’s: Baa3 Fitch: BBB- S&P: BB+ (Corporate) / BBB- (Anticipated Issue Level Rating) 3Q Results Released and Dividend Paid Announced 3Q Normalized FFO / share of $0.84 Paid 3Q dividend of $0.57 / share, a 68% payout ratio on reported Normalized FFO ~7.6% Yield1 Current Highlights (1) Based on closing price on 11/12/2015.

Company Overview

We’re A Different Kind Of REIT. 6 Skills built from experience with thoughtful internal and external growth strategies that deliver superior returns for our shareholders. skilled Pure play REIT with a singular commitment to investing in the post-acute industry. Our focus is on building a portfolio distinguished by strength helping our operators grow their businesses, in turn, growing our own. focused Good stewards of capital and fully invested in delivering excellent returns by forging strong, collaborative relationships with shareholders, operators, and employees. invested

1.8x2 EBITDARM Coverage (1) S&P expected issue level rating BBB-, Corporate Rating is BB+. (2) Trailing Twelve-Months through June 2015, pro-forma for subsequent transactions. (3) Based on 11/12/2015 closing price. (4) Based on annualized 3Q, pro forma for a full quarter of the SCC investment. 7 Investment Grade Rating from All 3 Agencies1 $600 Million Revolving Credit Facility 7.6% Dividend Yield3 42 Operator Relationships $120 Billion Fragmented Industry 1 of 2 Pure Play SNF REITs $340 Million Portfolio NOI4 361 Properties in 37 States CCP At A Glance

Significant post-acute consolidation Demographics and industry dynamics provide strong tailwind Leverage size, relationships, and expertise for growth Opportunistic redevelopment Investment Grade Modest leverage Ample liquidity Access to capital Strong dividend coverage Experienced in post-acute sector transactions Knowledge of SNF operations One of two pure-play REITs in the space Strong heritage of execution Large, diversified triple-net portfolio Strong rent coverage with escalators High-quality operators Reimbursement environment is stable 8 Cycle Of Strength: Fueling Growth And Delivering Value

Asset Mix (1) Quality Post Acute Portfolio with Scale and Diversification Lease Expiration Schedule 9 Annualized 3Q NOI of $340 million (1) Strong portfolio rent coverage (2) 1.8x EBITDARM 1.3x EBITDAR Other key metrics ~78% licensed occupancy3 54% Q-mix3 2.3% average rent escalators No tenant >16% NOI No state >10% NOI, except Texas Weighted average remaining lease term of 9 to 10 years (1) Based on Annualized 3Q Property NOI pro-forma for a full quarter of SCC investment. (2) TTM as of June 30, 2015 pro forma for subsequent transactions. (3) As of 2Q pro-forma for SCC acquisition. Portfolio Summary & Key Operating Metrics 361 Properties ~40,000 Beds/Units 42 Operator Relationships in 37 States SNFs , 91% Seniors Housing Communities & Campus , 5% Specialty Hospitals and Healthcare Assets , 4% 0.0% 2.2% 0.7% 1.9% 0.2% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 2015 2016 2017 2018 2019

Backed By A Strong, Conservative Financial Profile

Strong Cash Flows Support a Meaningful Dividend

$288mm of annualized 3Q normalized FFO[1] support a ~7.6% dividend yield[2] at a conservative 68% payout ratio

Well-structured NNN Leases

Exposure is limited through NNN leases with additional structural support through master leases, cross default provisions, security deposits, and LCs

Low Leverage & Strong Balance Sheet

Conservative target leverage (4.0x – 5.0x Net Debt to EBITDA), strong FCCR and Payout Ratio, and ample liquidity provide the bedrock for sustainable growth and financial flexibility

Normalized FFO[1]

Annualized 3Q FFO of $288 million

Balance Sheet[1]

Net Debt / EBITDA of ~4.8x

Fixed Charge Coverage Ratio ~ 9x

Balance Sheet

$2.28 / Share annualized dividend

68% payout ratio on reported 3Q15 Norm. FFO

3Q 2015 dividend paid

(1) Pro-forma for full quarter of Senior Care Centers investment. (2) Based on 11/12/2015 closing price.

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July 2015 Multiple Avenues for Sustainable Growth Positioned to deliver internal and external growth Growing Internal Cash Flows Development & Redevelopment Acquisitions Average lease escalators of 2.3% Limited near-term lease renewals Strong coverage Market rents Driving growth through redevelopment, expansion, and enhancement of existing properties Strategically pursing opportunities to invest in complementary healthcare properties Leverage size, relationships, and expertise to opportunistically consolidate a fragmented industry Capitalize on favorable demographics and policy tailwinds through local and regional operators Sourcing investments from operator relationships, existing and new Capital Plan $600mm Revolver to fund acquisitions Maintain moderate leverage and increase duration through fixed-rate debt issuances Solid access to equity and debt markets to support investments Investment grade ratings Target 75% payout ratio to retain cash and secure dividend 11

Significant External Growth Opportunity 12 Significant opportunity to consolidate fragmented asset ownership – 75% of SNFs are owned by regional and local operators Only 16% of SNFs are owned by public REITs CCP is one of the largest publicly traded SNF-focused REITs Fragmented SNF Ownership 2,225 SNF Facilities vs. Market of 15,000 $103 billion SNFs owned outside of public REITs Source: Company provided information and public company filings as of September 30, 2015. (1) Represents post-acute / SNF facilities. (2) Represents long-term / post-acute facilities. Private, for Profit Owned , $69 Bn, 56% Not for Profit Owned , $32 Bn , 26% Public Operator Owned, $2Bn , 2% Public REIT Owned, $19Bn , 16% 850 327 321 290 103 97 73 68 54 42 Omega CCP HCP (1) Welltower (2) Sabra LTC CareTrust NHI Ventas SNH

13 Run By An Experienced Management Team 13 Years at Ventas in roles including President and Chief Investment Officer 13 years at GE Capital Healthcare and Heller in roles including Managing Director of Business Development and Executive Vice President (respectively) 8 years of leadership with NIC including serving as Chairman Emeritus 4 Years of leadership with ASHA Raymond J. Lewis Chief Executive Officer Lori B. Wittman EVP, Chief Financial Officer 5 Years at Ventas in roles including SVP Capital Markets and Investor Relations 6 Years at GGP in roles including Senior Vice President & Treasurer Additional experience includes Big Rock Capital Partners, Heitman, Homart, Citi, and Mellon Bank Timothy A. Doman EVP, Chief Operating Officer 13 Years at Ventas in roles including Chief Portfolio Officer and oversight over the Asset Management department Over 10 years at GE Capital Real Estate and Kemper in various senior asset management roles Kristen M. Benson EVP, General Counsel 11 Years at Ventas in roles including Associate General Counsel and Corporate Secretary 7 Years at Sidley Austin focused on public company securities, mergers and acquisitions, and corporate finance

14 With Extensive Industry Background and Intimate Portfolio Knowledge Extensive Skilled Nursing Experience Ray has financed or acquired over $10 Billion of SNF assets over the past 26 years Tim has managed post-acute assets for over 13 years at Ventas Experienced team that has managed the portfolio through a variety of regulatory and reimbursement environments Very Strong Knowledge of Portfolio Tim and/or Ray have overseen these assets since 2002 (or initial purchase) and know the assets, markets, and operators intimately Team led the re-leasing process on the 105 former Kindred assets; had dialogue with over 100 interested parties before selecting the 11 best-suited operators Tenured Management Team with REIT Experience All Executive Management Team members have at least 11 years of REIT experience Extensive prior REIT experience supplemented by prior experiences at GE, Heller Financial, Heitman, Citi, Sidley Austin, etc.

Industry Fundamentals

Fueled by great tailwinds, the post-acute healthcare real estate market is large and highly fragmented – and we’re primed to participate as a consolidator.

Population 85 and Over Increasing Prevalence of Chronic Disease Trend in Resident Activities of Daily Living (ADL) Dependence Source: U.S. Census Bureau. Indexed to 100%. 17 Source: RBC Capital Markets research. Source: AHCA Reimbursement and Research Department. Rapidly Growing Demographics Drive Demand Senior population (65+) expected to grow 80% between 2010 and 2030, and 85+ cohort by over 60%, increasing patient acuity Estimated that ~70% of Americans who reach age 65 will require some form of long-term care for an average of 3 years 3.85 3.88 3.90 3.91 3.93 3.95 3.99 4.01 4.04 4.08 4.05 4.13 4.17 4.20 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 4 6 7 10 15 21 1.5% 2.0% 2.2% 2.6% 3.9% 5.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 0 5 10 15 20 25 2000A 2010A 2020E 2030E 2040E 2050E 85+ Population (MMs) % of Total Population 133 141 149 157 164 171 46% 47% 48% 48% 49% 49% 0 40 80 120 160 2005A 2010A 2015E 2020E 2025E 2030E Population (millions) Population with Chronic Conditions (mm) % of U.S. Population with a Chronic Condition

Market Segmentation – Facility Based Care 18 Healthcare Policy Drive to Treat Patients in Low Cost Settings Acuity Cost HOME Acute-Care Hospitals (Long-Term & General) Medical Office Buildings / Outpatient Inpatient Rehab Facility Skilled Nursing (Transitional Care) Skilled Nursing (Long-Term) Seniors Housing Memory Care (ALZ) Assisted Living Independent Living Pre-Acute Acute Care Post-Acute Care CCP’S FOCUS

Acute Care Hospital Medicare Discharge Destination Payors Driving Seniors to SNFs – Lower Cost Setting of Care Source: CMS, Wall Street research, and Company provided information. 19 Source: MedPAC Need-Based Care Where SNFs Are The Lowest Cost Providers Comparison of per Case Rates Skilled Nursing Facilities Inpatient Rehab Facilities Long-Term Acute Care Tracheotomy with Vent $10,051 $26,051 $115,463 Respiratory with Vent 7,897 26,051 74,689 Joint Replacement 6,165 17,135 67,104 Hip Fracture 10,618 18,487 44,633 Stroke 8,905 34,196 31,496 Average $8,727 $24,384 $66,677 Payors are focused on driving seniors to skilled nursing facilities (SNFs) for a lower cost than alternative inpatient settings SNFs provide comprehensive delivery of post-acute care at a lower cost, operate with fewer physical plant requirements, and are more efficiently designed to deliver care SNFs typically employ less staff than long-term acute care hospitals and inpatient rehabilitation facilities 55% 1% 1% 3% 4% 16% 20% No Post Acute Care IPF LTACH Hospice IRF Home Health SNF

SNF Reimbursement — Average Rate Per Day Decreasing SNF Supply Final FY16 Medicare Reimbursement Rate Source: Company provided information and the American Health Care Association (AHCA). 20 Source: Company provided information and the American Health Care Association (AHCA). Note: Represents certified skilled nursing facilities as of March of the indicated year. Reimbursement Environment Is Steady +1.2% Medicare CAGR of 2.9% Medicaid CAGR of 2.1% Government projected to continue commitment to funding both Medicare and Medicaid programs for SNFs Medicare and Medicaid expenditures for SNFs expected to grow 84% from 2011 to 2021 SNFs represent a small percentage of total Medicare and Medicaid expenditures Limits on new nursing home construction (CON states) Medicaid SNF reimbursement environment in CCP’s top states expected to be stable 15,726 15,684 15,665 15,679 15,673 15,668 15,650 15,632 2008 2009 2010 2011 2012 2013 2014 2015 $408 $432 $454 $505 $469 $478 $484 $164 $172 $174 $177 $179 $183 $186 2008 2009 2010 2011 2012 2013 2014

Healthcare Environment in Transition 21 Healthcare Environment is Transitioning Long-Term Healthcare Landscape Accelerating demographics Increased insured population Increased Managed Medicare & Medicaid; Managed Care administering Gov’t programs Value-based payments focused on quality & efficiency Focus on delivering care in the lowest-cost appropriate setting Horizontal and vertical consolidation Steady / rising reimbursement rates Stable political environment Still mostly Fee-for-Service but more alternative payment model pilots starting Older physical stock but limited new construction Changing physical plant configuration Increasing focus on quality outcomes and data Experienced Management Team with Active Portfolio Management the Key SNF Environment Today

Portfolio Overview

Well-developed partnerships with quality regional and local skilled operators are a vital component to our success – we continue to grow through a diversified cash flowing portfolio of post-acute properties with NNN leases and strong rent coverage.

Number of operator relationships: 42 CCP’s existing tenants operate ~2,000 properties throughout the U.S. No single operator currently comprises more than 16% of NOI Top 10 operators make up ~69% of NOI ROFO/ROFR/”Last Look” with 4 of top 10 Repeat transactions with 6 of top 10 since 2011 CCP Owned % of EBITDARM Size of Operator Operator States Properties Beds NOI(1) Coverage(2) Properties TX, LA 37 4,655 16% 1.7x 105 CO, ID, OR, WA 28 2,908 11% 1.8x 44 AL, GA, IN, KY, NC, OH, TN, VA 31 3,875 10% 1.5x 125 MA, NY 18 2,471 7% 1.4x 20 IN 24 1,995 5% 1.9x 35 AR, CA, FL, IN, MD, MN, MO, NC, VA, WI 21 2,538 5% 2.0x >300 MI, NY 7 1,456 4% 2.4x 7 KY, PA, TX 18 1,734 4% 1.4x 102 KS, TX 13 1,298 4% 1.7x 22 TX 16 1,906 3% 1.4x 36 Top 10 213 24,433 69% Top 20 304 34,390 90% Strong Operating Partnerships 24 Operator Highlights (1) Based on annualized 3Q NOI, pro forma for a full quarter of the SCC investment. (2) Based on TTM as of June 2015, pro forma for subsequent transactions.

37 States 361 Properties 42 Operator Relationships ~40,000 Beds Average Remaining Lease Term: 9 – 10 yrs Large National Footprint Nursing Home Specialty Hospital & Healthcare Seniors Housing & Campus 25

of Beds in CON states1 68% 26 State Diversification by Beds State Diversification by NOI Texas 19% Massachusetts 10% North Carolina 4% Indiana 7% Kentucky 7% Oregon 4% New York 4% Missouri 4% Wisconsin 6% Ohio 4% 1% 1% 1% 1% 0.3% 1% 1% 1% 1% 1% 1% 2% 3% 1% 1% 2% 2% 2% 1% 2% 1% 1% 2% 0.4% 3% 1% 1% Diversified Portfolio by Geography 1% of NOI generated from CON states1 64% (1) Source: National Conference of State Legislatures (NCSL). Includes namesake CON programs and variations thereof, including building moratoriums. Texas 22% Massachusetts 8% North Carolina 3% Indiana 8% Kentucky 8% Oregon 6% New York 5% Washington 4% Louisiana 5% Ohio 3% 2% 1% 1% 0.2% 1% 1% 1% 1% 1% 2% 2% 3% 2% 1% 1% 1% 0.2% 2% 1% 1% 1% 1% 1% 1% 1% 1%

Growth Platform

We have the foresight, resources, and flexibility to grow internally and externally – with a sharp focus on doing what’s best for our operators and investors.

Active pipeline of over 20 projects aggregating ~$90 million at yields of 7% – 9% Proactively working with existing operators to identify additional redevelopment opportunities Accretive investments improve portfolio, drive operator profitability, and extend lease terms A Variety Of Options That Create Value For CCP And Our Existing Customers Expansions Adding units and amenities to existing property, typically combined with an upgrade of existing building 4 Categories Of Redevelopment Conversions Converting units to serve a different market better (e.g., converting long-term care to transitional care / rehab) Replacement / New Development Creating new property from the ground up utilizing existing assets (e.g. licensed beds) Driving Portfolio Growth - Redevelopment 1 2 3 4 Repositioning Comprehensive renovation of most or all spaces in a property Rent paid by customers earns CCP a spread on its cost of capital Projects typically provide double digit cash-on-cash returns for customers, creating value for the operator Provides access to capital for customers to finance improvements Allows CCP to directly invest in and upgrade its portfolio while earning a return 29

Successful Redevelopment Cases

New Development:
Avamere Transitional Care of Tacoma, Washington

- $11.2 million ground-up development positions Avamere to provide full continuum of post-acute services in Tacoma market
- Investment allowed Avamere to optimize market delivery by creating more specialized product offerings, including a new transitional care facility


S
Bed Licenses
Residents
1
2
3
Tacoma

- S New Development - Transitional Care of Tacoma
- 1 Georgian House – Shut down, licenses in "bank"
- 2 Heritage Rehab of Tacoma – Traditional SNF
- 3 Skilled Nursing of Tacoma – Traditional SNF

9.0% lease rate on $11.2 million investment = $1.0 million of incremental rent

Expansion:
Welcov Firesteel, South Dakota

- $7.5 million expansion/repositioning



- Addition of 20 beds, new therapy gym, and core area renovation
- Add 20 additional private beds which will allow for 42 total Transitional Care Beds (TCU), to use total license capacity of 168
  - Focus on Transitional Care and private pay in market due to strong ALF presence
  - Develop expansive clinical grid to be a regional player in the center of the state
- Renovation will increase Medicare census, total census, and maintain percentage of private pay

9.5% lease rate on $7.5 million investment = $0.7 million of incremental rent

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Great Relationships Feed An Active Acquisition Pipeline

Operator Evaluation Criteria

Balance operator quality and rent/yield coverage criteria

- Quality operations
- Good at revenue cycle management
- Strong alignment with hospital systems and can prosper in the ACO/Bundled payment world
- Good relationships with Managed Care Organizations
- Good partners that are transparent and proactive when facing issues
- Appropriate size and scale of company
- Regional or local market focus

First acquisition closed: $210 million with existing relationship Senior Care Centers

Sale-leaseback of 8 facilities with over 1,100 SNF beds and 56 AL beds

Existing relationship expanding into an adjacent state

- Texas focused SCC expanding into Shreveport, Louisiana MSA
- CCP exercised ROFO rights to be SCC's capital partner and expand the relationship

~8.25% initial cash yield on $190 million for an 88% occupied portfolio with 1.7x EBITDARM coverage

L+500 on $20 million fully amortizing loan

$750+ Million Pipeline

SNF-focused investments with a mix of existing and new customers

Selectively invest with quality operators at accretive yields

States include OR, MO, OH, NJ, MI and VA, among others

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“One of the most important strategic relationships that we have at Senior Care Centers is our partnership with CCP. Working with trusted partners such as CCP—a firm not only solely focused on, and a real expert in, the post-acute space, but also one that aligns well with our values-driven business principles—has allowed Senior Care Centers to experience a tremendous amount of growth in a very short period of time.” Mark McKenzie, President, Senior Care Centers

Financial Profile

CCP is committed to growing cash flow, ensuring that we can increase our dividend; an important component in delivering long-term, consistent returns to shareholders – while still maintaining liquidity to act swiftly when opportunities arise.

Robust Financial Metrics Deliver Value 35 Target conservative balance sheet to support ongoing growth Maintain reasonable leverage levels of ~4.0x to 5.0x to provide balance sheet flexibility and access to capital markets Maintain investment grade rating Current Net Debt to EBITDA ~ 4.8x Leverage $290 million of annualized reported 3Q Operating Cash Flow $600 million revolving credit facility Solid access to equity and debt markets to support investments Liquidity Annualized dividend of $2.28 per share Well-covered at 68% payout ratio on reported 3Q Norm. FFO Dividend Policy Expect to provide 2016 earnings guidance in conjunction with Q4 2015 earnings release Earnings Guidance

Robust Financial Metrics Deliver Value 36 Moody’s: Baa3 Fitch: BBB- S&P: BB+ (BBB- Anticipated Issue Level Rating) Investment Grade Ratings $0.57 per share Third Quarter Dividend Paid Carve-out financials through August 17, 2015 Reported Normalized FFO of $70.0mm, Normalized FAD of $62.9mm Operating Cash Flow after non-revenue generating CapEx and dividend of ~$20mm Third Quarter 10-Q Filed $210 million with existing customer – adds ~$17mm of rent and interest income 8.25% going-in cash lease yield Acquired with cash on hand and revolver draw First Acquisition Completed

Conclusion

CCP Positioned to Grow and Deliver Value 38 Well Positioned for External Growth Strong Financial Profile High-Quality Post-Acute Portfolio Dedicated Management Team Poised to leverage size, relationships, and expertise to capitalize on large, fragmented market ripe for consolidation Demographics and industry dynamics provide strong tailwinds Attractive investment yields relative to other real estate asset classes Strong access to capital supported by investment grade ratings Ample liquidity Strong dividend and payout ratio Strong relationships with good operators underlie large and diverse portfolio Strong coverage with escalators Stable reimbursement environment Ample redevelopment opportunities in portfolio Experienced in sector, REITs and Capital Markets Focused on sector and success

Appendix

Board Of Directors & Corporate Governance 40 Board of Directors Name Position Experience Douglas Crocker II Chairman Managing Partner of DC Partners LLC Ronald G. Geary Director President of Res-Care, Inc. (formerly NASDAQ: RSCR) Raymond J. Lewis Director CEO of CCP; Former President of Ventas John S. Gates, Jr. Director CEO of PortaeCo, LLC, Co-founded CenterPoint Properties (formerly NYSE: CNT) Jeffrey A. Malehorn Director President and CEO of World Business Chicago; GE Capital Dale A. Reiss Director Managing Director of Artemis Advisors, LLC; STAR, TPC, CYS John L. Workman Director CEO of Omnicare (formerly NYSE: OCR) Committed to best practices in corporate governance No staggered board (directors elected annually) Board has extensive experience in healthcare, real estate, and finance; independent chairman with extensive REIT experience Fully independent Audit, Compensation, and Nominating Committees No shareholder rights plan

Reconciliation of Non-GAAP Financial Metrics 41

Reconciliation of Non-GAAP Financial Metrics (Cont’d) 42

Reconciliation of Non-GAAP Financial Metrics (Cont’d) 43

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